UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2012

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of in Company)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue , Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 218-2400

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of In Company or By-Laws; Change in Fiscal Year.

On February 14, 2012, the Board of Directors of the Company approved the following three amendments to the Company’s By-Laws:

1.	Amended Section 1.01 of the Company’s By-Laws to move the annual meeting of shareholders from the second Tuesday of April each year to the second Tuesday of May of each year.

2.	Amended Section 1.01 of the Company’s By-Laws concerning the time period to provide notice to the shareholders of the Company’s annual meeting of shareholders. Prior to the amendment, the notice of the annual meeting must be mailed not less than ten (10) nor more than forty (40) days prior to the date of the meeting. Section 31D-7-705(a) of the West Virginia Business Corporation Act permits the Company to provide notice to shareholders of the annual meeting no fewer than ten (10) nor more than sixty (60) days before the meeting date. The Board of Directors amended Section 1.01 of the Company’s By-Laws to increase the time period in which the notice of annual meeting may be sent to shareholders to a period of not less than ten (10) days nor more than sixty (60) days prior to the date of the annual meeting, as permitted under Section 31D-7-705(a) of the West Virginia Business Corporation Act.

3.	Amended Section 3.04 of the Company’s By-Laws concerning the record date for purposes of determining the shareholders entitled to (i) notice of and to vote at any meeting of the shareholders or (ii) receive a dividend payment or other such rights of shareholders. Prior to the amendment, the record date could not exceed forty (40) days preceding the date of any meeting of the shareholders or any dividend payment date. Section 31D-7-707(b) of the West Virginia Business Corporation Act permits the record date to be fixed not more than seventy (70) days before the meeting or action requiring a determination of shareholders. The Board of Directors amended Section 3.04 of the Company’s By-Laws to increase the time period in which the directors may fix the record date to a date not more than seventy (70) days before the meeting or action requiring a determination of shareholders, as permitted under Section 31D-7-707(b) of the West Virginia Business Corporation Act.

The Company’s By-Laws, as amended and restated, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	The following exhibits are being filed herewith:

Exhibit 3.2	Amended and Restated By-Laws of First West Virginia Bancorp, Inc., dated February 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.
(Registrant)

/s/ Francie P. Reppy
Francie P. Reppy
Executive Vice President, Chief Administrative Officer and Chief Executive Officer

Date: February 15, 2012